AMENDMENT NO. 2


                                       TO


                        3-YEAR REVOLVING CREDIT AGREEMENT


                            Dated as of July 19, 2004


         THIS AMENDMENT NO. 2 TO 3-YEAR REVOLVING CREDIT AGREEMENT ("Amendment") is made as of the "Amendment Effective Date" (as defined below) by and among APPLEBEE'S INTERNATIONAL, INC. (the "Borrower"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), BANK ONE, NA, individually as a Lender, as LC Issuer, Swing Line Lender and as administrative agent (the "Administrative Agent") for the Lenders under that certain 3-Year Revolving Credit Agreement dated as of November 5, 2001 by and among the Borrower, the Lenders and the Administrative Agent (as amended, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

         WHEREAS, the Borrower has requested certain amendments set forth herein; and

         WHEREAS, the Lenders party hereto and the Administrative Agent are willing to agree to such extension request and amend the Credit Agreement, in each case on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to the following.

    1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

         1.1. Section 6.12 of the Credit Agreement is hereby amended and restated to read as follows.


         "6.12. Capital Expenditures. The Borrower will not, nor will it permit any Subsidiary to, expend in excess of an aggregate amount of $125,000,000 (the "Base Amount") for Capital Expenditures during any fiscal year, commencing with the fiscal year ending December 30, 2004;


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         provided that, if the aggregate amount of Capital  Expenditures  during any such fiscal year is less than the Base Amount (the difference being
         the  "Shortfall   Amount"),   then  the  permitted  amount  of  Capital
         Expenditures during the immediately succeeding fiscal year shall be an amount equal to the Base Amount plus the Shortfall Amount."

         1.2. Section 1(d) of Schedule I to the Compliance Certificate set forth as Exhibit B to the Credit Agreement is hereby amended by deleting the reference to "$100,000,000" appearing therein and substituting "125,000,000" in lieu thereof.

    2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective, if, and only if, and shall be effective as of date upon which, the Administrative Agent shall have received each of the following (such date, herein the "Amendment Effective Date"):

         (a) duly executed signature pages to this Amendment from the Borrower and the Required Lenders;

         (b) a reaffirmation from each of the Guarantors, such reaffirmation being attached hereto and made a part hereof; and

         (c)  such  other   documents,   instruments   and   agreements  as  the
    Administrative Agent may reasonably request.

    3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

         (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

         (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement and other Loan Documents, to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

         (c) No Default or Unmatured Default has occurred and is continuing under the Credit Agreement.


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    4.   Reference to the Effect on the Credit Agreement.

         (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

         (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

    5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

    6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

    7. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Administrative Agent thereof.

                            [Signature Pages Follow]


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         IN WITNESS  WHEREOF,  this Amendment No. 2 has been duly executed as of the day and year first above written.


                                      APPLEBEE'S INTERNATIONAL, INC.
                                      as Borrower

                                      By:/s/Rebecca R. Tilden
                                         -------------------------
                                    Name: Rebecca R. Tilden
                                   Title: Vice President

                                      BANK ONE, NA, individually as a Lender, as LC Issuer, Swing Line Lender and as Administrative Agent

                                      By:/s/ William J. Oleferchik
                                         -------------------------
                                    Name: William J. Oleferchik
                                   Title: Managing Director, Capital Markets




                                      SUNTRUST BANK, individually as a Lender
                                      and as a Syndication Agent


                                      By:/s/ Susan M. Hall
                                         --------------------------
                                    Name: Susan M. Hall
                                   Title: Managing Director

                                      U.S. BANK NATIONAL ASSOCIATION,
                                      individually as a Lender and as a
                                      Syndication Agent


                                      By:/s/ John P. Mills
                                         --------------------------
                                    Name: John P. Mills
                                   Title: Vice President


                       Signature Page to Amendment No. 2
                                   July 2004
                         Applebee's International, Inc.


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                                      BANK OF AMERICA, N.A., individually as a
                                      Lender and as a Documentation Agent


                                      By:_______________________________________
                                    Name:
                                   Title:

                                      By:_______________________________________
                                    Name:
                                   Title:

                                      FLEET NATIONAL BANK, individually as a
                                      Lender and as a Documentation Agent


                                      By:_______________________________________
                                    Name:
                                   Title:

                                      JPMORGAN CHASE BANK as successor to
                                      THE CHASE MANHATTAN BANK, as a Lender

                                      By:/s/ William P. Wallace
                                         -------------------------------
                                    Name: William P. Wallace
                                   Title: Vice President


                                      ROYAL BANK OF CANADA, as a Lender

                                      By:/s/ Gordon MacArthur
                                         ---------------------------------
                                    Name: Gordon MacArthur
                                   Title: Aurhorized Signatory



                        Signature Page to Amendment No. 2
                                    July 2004
                         Applebee's International, Inc.


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                                  REAFFIRMATION

         Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 2 to the 3-Year Revolving Credit Agreement dated as of November 5, 2001, by and among Applebee's International, Inc., the Lenders and the Administrative Agent (the "Credit Agreement"), which Amendment No. 2 is dated as of July 19, 2004 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned reaffirms the terms and conditions of the Guaranty dated as of November 5, 2001 executed by it and acknowledges and agrees that such Guaranty and each and every other Loan Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so amended by the Amendment and as the same may from time to time hereafter be amended, modified or restated.


                                      AII SERVICES, INC.

                                      By:/s/ Rebecca R. Tilden
                                      Its:Vice President


                                      ANNE ARUNDEL APPLE HOLDING CORPORATION

                                      By: /s/ Barry L. Huffman
                                      Its: Assistant Secretary


                                      APPLE AMERICAN LIMITED PARTNERSHIP OF
                                      MINNESOTA
                                      By: Gourmet Systems of Minnesota, Inc., as
                                      general partner

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      APPLEBEE'S BEVERAGE, INC.

                                      By:/s/ Carrie Benney
                                      Its: Secretary


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                                      APPLEBEE'S NEIGHBORHOOD GRILL & BAR OF
                                      GEORGIA, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      APPLEBEE'S NORTHEAST, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                      APPLEBEE'S OF MICHIGAN, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                      APPLEBEE'S OF MINNESOTA, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      APPLEBEE'S OF NEW MEXICO, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      APPLEBEE'S OF NEW YORK, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                      APPLEBEE'S OF NEVADA, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


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                                      APPLEBEE'S OF PENNSYLVANIA, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                      APPLEBEE'S OF TEXAS, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      APPLEBEE'S OF VIRGINIA, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      APPLE VERMONT RESTAURANTS, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      GOURMET SYSTEMS OF ARIZONA, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                       GOURMET SYSTEMS OF CALIFORNIA, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      GOURMET SYSTEMS OF GEORGIA, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


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                                      GOURMET SYSTEMS, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      GOURMET SYSTEMS OF KANSAS, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                      GOURMET SYSTEMS OF MINNESOTA, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      GOURMET SYSTEMS OF NEVADA, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      GOURMET SYSTEMS OF TENNESSEE, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                      GOURMET SYSTEMS OF WISCONSIN, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President




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                                      GOURMET WEST OF NEVADA, LIMITED LIABILITY
                                      COMPANY
                                      By: Gourmet Systems of Nevada, Inc., as
                                      managing member

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      INNOVATIVE RESTAURANT CONCEPTS, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                      IRC KANSAS, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                      RB INTERNATIONAL, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                      RIO BRAVO RESTAURANT, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                      RIO BRAVO SERVICES, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                      SUMMIT RESTAURANTS, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President



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                                      ACMC, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                      APPLEBEE'S UK, LLC
                                      By: Applebee's International, Inc., as
                                      managing member

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      AFSS, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                      NEIGHBORHOOD INSURANCE, INC.

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President


                                      APPLEBEE'S OF MARYLAND, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      APPLEBEE'S OF CALVERT COUNTY, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


                                      APPLEBEE'S OF ST. MARY'S COUNTY, INC.

                                      By: /s/ Robert T. Steinkamp
                                      Its: Vice President


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                                      APPLEBEE'S MICHIGAN SERVICES, LLC

                                      By: /s/ Rebecca R. Tilden
                                      Its: Vice President